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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 2006


                                 CENVEO, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Colorado                     1-12551                84-1250533
   ------------------------          ------------         -------------------
   (State of Incorporation)          (Commission             (IRS Employer
                                     File Number)         Identification No.)


One Canterbury Green, 201 Broad Street, Stamford, CT             06901
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (203) 595-3000

                                Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 8, 2006, Cenveo, Inc. (the "Company") entered into an amendment to the employment agreement, dated October 27, 2005, with Robert G. Burton, Sr., the Chairman of the Board of Directors and Chief Executive Officer of the Company. The amendment provides for a two-year extension of the term of the employment agreement until December 31, 2010. The amendment also provides for an increase in annual base salary from not less than $950,000 to not less than $1,000,001 and an increase in annual incentive bonus opportunity from 200% of base salary to 300% of base salary, which is payable on an "all or nothing" basis depending on the achievement of target goals. The employment agreement remains unchanged in all other respects.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2006

                                       CENVEO, INC.


                                       By:      /s/ Sean S. Sullivan
                                          -------------------------------------
                                                Sean S. Sullivan
                                                Chief Financial Officer





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